Supplement dated May 23, 2023
to the following initial summary prospectus(es):
Nationwide Innovator Corporate VUL dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following changes are made to the prospectus:
1) Effective June 1, 2023, the Vanguard Variable Insurance Fund – Small Company Growth Portfolio will reopen and will be made available to all policy owners.
ISP-0707